UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                            PENN-AMERICA GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                     [LOGO]

                            PENN-AMERICA GROUP, INC.
                                   ----------
                                420 S. York Road
                           Hatboro, Pennsylvania 19040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2002

                                   ----------

      The Annual Meeting of Shareholders (the "Meeting") of Penn-America Group, Inc., a Pennsylvania corporation (the "Company"), will be held on May 15, 2002 at 10:00 a.m., local time, at the Company's offices at 420 S. York Road, Hatboro, Pennsylvania, for the following purposes:

1. To elect directors to hold office until the Annual Meeting of Shareholders in 2003 and until their respective successors are duly elected and qualified;

2. To transact such other business as may properly come before the Meeting and any and all adjournments and postponements thereof.

      The Board of Directors has fixed the close of business on March 28, 2002 as the record date for the Meeting. Only shareholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

      The enclosed proxy is solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

      All shareholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to date, sign and return the enclosed proxy promptly. Any shareholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                             By Order of the Board of Directors,

                                             Garland P. Pezzuolo
                                             Secretary

April 5, 2002

      Annual Reports to Shareholders, including financial statements, are being mailed to shareholders together with these proxy materials, commencing on or about April 5, 2002.

                                     [LOGO]

                            PENN-AMERICA GROUP, INC.
                                420 S. York Road
                           Hatboro, Pennsylvania 19040

                                   ----------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 2002

                                   ----------


                               GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Penn-America Group, Inc., a Pennsylvania corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the "Meeting"), which is scheduled to be held at 10:00 a.m., local time, on May 15, 2002, at 420 S. York Road, Hatboro, Pennsylvania for the purposes set forth in the foregoing notice of the Meeting. This Proxy Statement, the foregoing notice and the enclosed proxy are being sent to shareholders on or about April 5, 2002.

      The Board of Directors knows of no matters that are likely to be brought before the Meeting, other than the matters specifically referred to in the notice of the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the nominees to the Board of Directors in the election of directors.

      Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Securities

      At the close of business on March 28, 2002, there were outstanding 7,699,969 shares of the Company's Common Stock, $.01 par value ("Common Stock"). Each shareholder of record at the close of business on March 28, 2002 is entitled to one vote for each share held. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast will constitute a quorum for the Meeting. In the event that the Meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned Meeting, although less than a quorum as described in the preceding sentence, shall constitute a quorum for the purpose of acting upon any matter set forth in the foregoing notice.

      In the election of directors, the nominees receiving a plurality of the votes cast at the Meeting shall be elected. Approval of all other matters to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

Security Ownership of Management and Principal Shareholders

     The table below sets forth certain information as of March 28, 2002 regarding the beneficial ownership, as defined in regulations of the Securities and Exchange Commission, of Common Stock of (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee for director of the Company, (iii) the Company's Chief Executive Officer and the executive officers listed in the Compensation Table on page 6, and (iv) all directors and executive officers as a group. On March 28, 2002, there were 7,699,969 shares of the Company's Common Stock outstanding. Unless otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table below was furnished by the persons listed.

                                                           Amount Beneficially             Percent
Name of Beneficial Owner                                     Owned(1)(2)(3)               of Class
------------------------                                     --------------               --------

Penn Independent Corporation......................           3,087,500                      40.1%
      420 S. York Road
      Hatboro, PA  19040
Irvin Saltzman....................................           3,162,500 (4)                  41.1%
      420 S. York Road
      Hatboro, PA  19040
Jon S. Saltzman...................................           3,198,000 (5)                  41.5%
Jami Saltzman-Levy................................           3,088,400 (6)(7)               40.1%
E. Anthony Saltzman...............................           3,087,500 (8)                  40.1%
Robert A. Lear....................................              51,000                        *
Thomas P. Bowie...................................              15,000                        *
Joseph F. Morris..................................              21,000                        *
J. Ransley Lennon.................................              23,758                        *
Garland P. Pezzuolo...............................               4,500 (9)                    *
John M. DiBiasi...................................                 174                        *
M. Moshe Porat, Ph.D., CPCU.......................              43,000 (10)                   *
Charles Ellman....................................             102,000 (11)                  1.3%
Paul Simon........................................              12,000                        *
Martin P. Sheffield...............................                 -0-                        *
Avenir Corporation................................             939,927                      12.3%
Dimensional Fund Advisors Inc.....................             621,300                       8.1%
Kennedy Capital Management, Inc...................             408,000                       5.3%
Kestrel Investment Management Corp................             461,400                       6.0%
All executive officers and directors
      as a group (16 persons).....................           3,410,973                      44.3%

____________
* Less than 1%

(1) Includes shares of restricted stock awarded to certain officers of the Company under the Company's 1993 Stock Incentive Plan (as amended and restated), and pursuant to a secondary offering of the common stock of the Company in July 1997, which have not yet vested but which vest immediately in the event of a "change in control" (as that term is defined in the relevant agreements), and over which such persons maintain voting power, as follows: 3,000 shares for Mr. Jon Saltzman, 4,000 shares for Mr. Bowie and 8,000 shares for Mr. Morris.

                                       2


(2) Includes shares subject to exercisable options, as follows: 75,000 for Mr. Irvin Saltzman, 45,000 for Mr. Jon Saltzman, 39,000 for Mr. Lear, 28,500 for Dr. Moshe Porat, 24,000 for Mr. Ellman, 9,000 for Mr. Simon, 12,750 for Mr. Lennon and 5,000 shares for Mr. Morris.
(3) Includes shares acquired by certain executives under a Company-sponsored executive loan program approved by the Board of Directors in 2000 and 2001 (see "Certain Transactions"), as follows: Jon S. Saltzman, 20,000 shares; Thomas P. Bowie, 5,000 shares; Joseph F. Morris, 6,000 shares; J.Ransley Lennon, 11,000 shares; and, Garland P. Pezzuolo, 4,000 shares.
(4) Of these shares, 3,087,500 are owned of record by Penn Independent Corporation. Mr. Irvin Saltzman, Chairman of the Board of Directors, owns 45.94% of the outstanding voting securities of Penn Independent.
(5)  Of these shares, 3,087,500 are owned of record by Penn Independent. Mr. Jon
     S. Saltzman, collectively with Ms. Jami Saltzman-Levy and Mr. E. Anthony Saltzman, serves as a trustee of five trusts that own a total of 48.17% of the outstanding voting securities of Penn Independent. Additionally, Mr. Jon Saltzman serves individually as trustee of two trusts that collectively own 1.02% of the outstanding voting securities of Penn Independent. Mr. Jon Saltzman also owns .11% of the outstanding voting securities of Penn Independent in his own name. The total number of shares owned by Mr. Jon Saltzman includes 47,500 shares that are owned jointly with his spouse, and excludes 8,150 shares held by Mr. Jon Saltzman's spouse to which he disclaims beneficial ownership.
(6) Of these shares, 3,087,500 are owned of record by Penn Independent. Ms. Jami Saltzman-Levy, collectively with Mr. Jon S. Saltzman and Mr. E. Anthony Saltzman, serves as trustee of five trusts that own a total of
     48.17% of the outstanding voting securities of Penn Independent. Additionally, Ms. Jami Saltzman-Levy serves individually as trustee of nine trusts that collectively own 4.59% of the outstanding voting securities of Penn Independent. Ms. Jami Saltzman-Levy also owns .11% of the outstanding voting securities of Penn Independent in her own name.
(7)  900 of such shares are owned jointly with her spouse.
(8) These shares are owned of record by Penn Independent. Mr. E. Anthony Saltzman, collectively with Ms. Jami Saltzman-Levy and Mr. Jon S. Saltzman, serves as trustee of five trusts that own a total of 48.17% of the outstanding voting securities of Penn Independent. Mr. E. Anthony Saltzman also owns .11% of the outstanding voting securities of Penn Independent in his own name.
(9)  500 of such shares are owned jointly with her spouse.
(10) 11,500 of such shares are owned jointly with his spouse.
(11) Excludes 30,000 shares held by Mr. Ellman's wife to which Mr. Ellman disclaims beneficial ownership.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees for Election

     At the Meeting, the shareholders will elect nine (9) directors to hold office until the Annual Meeting of Shareholders in 2003 and until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Irvin Saltzman, Jon S. Saltzman, Charles Ellman, Robert A. Lear, Jami Saltzman-Levy, M. Moshe Porat, E. Anthony Saltzman, Martin Sheffield, and Paul Simon. All of the nominees are presently members of the Board of Directors of the Company.

     The Board of Directors believes that the nominees will be able to serve as directors. If any nominee is unable to serve, the persons named in the enclosed proxy will vote the shares they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

     Set forth below is certain information concerning the nominees for election as directors:

                                              Director
Name                              Age           Since         Position with the Company
----                              ---           -----         -------------------------

Irvin Saltzman.............       79             1993         Chairman, Director
Jon S. Saltzman............       44             1993         President and Chief Executive Officer,
                                                              Director
Robert A. Lear.............       56             1993         Director
Charles Ellman.............       73             1994         Director
Jami Saltzman-Levy.........       45             1994         Director
Dr. M. Moshe Porat.........       55             1994         Director
E. Anthony Saltzman........       42             2001         Director
Martin Sheffield...........       51             2001         Director
Paul Simon.................       73             1997         Director


     Mr. Irvin Saltzman is the founder of Penn-America Insurance Company ("Penn-America"), the wholly-owned subsidiary of the Company, and of Penn Independent Corporation ("Penn Independent"), an insurance enterprise which owns 41% of the outstanding shares of the Company. Mr. Saltzman has been Chairman of the Board of Directors of the Company since its formation in July 1993. He has been active in the insurance industry since 1947. Mr. Saltzman is the father of Mr. Jon S. Saltzman, Ms. Jami Saltzman-Levy and Mr. E. Anthony Saltzman. See "Certain Transactions."

     Mr. Jon S. Saltzman has been President and Chief Executive Officer of the Company since its formation in July 1993. He has been President, Chief Executive Officer and Director of Penn-America since June 1993. Mr. Saltzman was President and Chief Operating Officer of Penn-America from June 1989 until June 1993, and was Vice President, Marketing of Penn-America from January 1986 until June 1988. Prior to that time, he was an underwriter and a broker with Delaware Valley Underwriting Agency, Inc. ("DVUA"), a wholly owned subsidiary of Penn
Independent. Mr. Saltzman is Mr. Irvin Saltzman's son and Ms. Jami Saltzman-Levy's and Mr. E. Anthony Saltzman's brother.

     Mr. Lear has been President and Chief Executive Officer of Penn Independent since September 1996 and previously served as Executive Vice President-Finance from 1994 to August 1996. He was Vice President-Finance and Chief Financial Officer of the Company from its formation in July 1993 until March 1995. Mr. Lear has been a Director of Dynasil Corporation of America since February 1998; and in 2001 became a Director of Mountainview Indemnity, a Bermuda-based, privately held captive affiliated with the Chubb Group. Prior to joining Penn Independent, Mr. Lear had over 15 years of public accounting experience, specializing in the insurance industry. Mr. Lear is a certified public accountant.

     Mr. Ellman has been a Director of the Company since 1994 and was a Director of Penn-America from May 1976 until May 1995. Prior to 1994, Mr. Ellman was Vice Chairman and a Director of Penn Independent.

     Ms. Saltzman-Levy was Vice President-Human Resources of Penn Independent from 1985 to June 2000, has been a Director of Penn-America since 1991 and is currently a Director and Vice President of Penn Independent since June 2000. Ms. Saltzman-Levy is Mr. Irvin Saltzman's daughter and Mr. Jon Saltzman's and Mr. E. Anthony Saltzman's sister.

     Dr. Porat has been Dean of the Fox School of Business and Management at Temple University since August 1996; and previously was the Joseph E. Boettner Professor and Chairman of the Risk Management, Insurance and Actuarial Science Department at the Temple University School of Business and Management for eight years. Prior to joining Temple University, Dr. Porat was the Deputy General Manager of IHUD Insurance Agencies Ltd., an international insurance brokerage firm.

     Mr. E. Anthony Saltzman currently holds the positions of Vice President, Penn Independent and Sr. Vice President, DVUA, a wholly-owned subsidiary of Penn Independent, engaged as excess and surplus lines brokers, managing general agents, brokers and intermediaries in the property and casualty insurance industry. Mr. Saltzman was previously an underwriter from 1975 through 1989 with DVUA. From 1989 through 1992, he was Vice President of Penn Independent Financial Services, another wholly owned subsidiary of Penn Independent, engaged in the business of financing insurance premium. Mr. Saltzman is Mr. Irvin Saltzman's son, and Mr. Jon Saltzman's and Ms. Jami Saltzman-Levy's brother.

     Mr. Martin Sheffield is Chief Operating Officer of Ward Financial Group, a managing consulting firm specializing in the insurance industry, having assumed this position in May 2000. Prior to joining Ward Financial, Mr. Sheffield was Vice President at A.M. Best, Inc., the leading rating agency for the insurance industry. He held this position from April 1995 to May 2000. From December 1971 to April 1994, Mr. Sheffield served as President of Co-Operative Insurance
Company of Western New York, a regional New York mutual company that was eventually de-mutualized (under his guidance) and sold to Erie Insurance Group. Mr. Sheffield has a total of over thirty (30) years' experience in the insurance industry.

     Mr. Simon is Professor and Director of the Public Policy Institute at Southern Illinois University. Mr. Simon founded the Institute in 1997, shortly after retiring from the United States Senate after twelve years of service as a senator from Illinois. His distinguished political career includes 14 years in the Illinois House and Senate and a term as Lieutenant Governor of the State, the first Lieutenant Governor in the state's history to be elected with a governor from another party. He built a chain of 13 newspapers in the southern and central parts of Illinois, which he sold in 1966 to devote full-time to public service and writing. Mr. Simon is the recipient of 44 honorary degrees and has written 16 books. He is currently Director of the Chicago Mercantile Exchange, as well as director of a number of foundations.

Meetings and Committees of the Board of Directors

     The Board of Directors ("Board") held four (4) meetings in 2001. The Board has established a Compensation and Stock Option Committee, an Audit Committee and a Nomination Committee.

     The Compensation and Stock Option Committee met two (2) times in 2001. Dr. Porat and Messrs. Ellman and Simon are members of this Committee with Dr. Porat serving as Chairman. See "Report of Compensation and Stock Option Committee".

     The Audit Committee is composed of Messrs. Ellman and Sheffield and Dr. Porat, all independent directors, with Mr. Ellman serving as Chairman. Information regarding the functions performed by the committee and the number of meetings held during the fiscal year is set forth in the "Report of the Audit Committee", set forth in more detail below. The Audit Committee is governed by a written charter approved by the Board of Directors.

     The Nominating Committee met one (1) time in 2001. In February 2002, the Nominating Committee met and recommended the nominees for election to the Board of Directors. Current members of the Committee include Messrs. Simon and Sheffield and Dr. Porat, with Mr. Simon serving as Chairman. The Nominating Committee reviews the size and composition of the Board of Directors and is responsible for recommending nominees to serve on the Board of Directors. In carrying out its responsibilities, the Nominating Committee will consider candidates recommended by other directors, employees and shareholders. Written suggestions for candidates to serve as directors, if nominated and elected, should be sent to the President of the Company at 420 S. York Road, Hatboro, PA 19040.

     The Company's bylaws require that written notice of the intent to make a nomination at a meeting of shareholders must be received by the President of the Company (a) with respect to an election to be held at an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders, and (b) with respect to an election to be held at a special meeting or in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the tenth day following the day on which notice of the date of the meeting is given to shareholders. The notice must contain (a) the name and address of the shareholder who intends to make the nomination(s) and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in the proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if so elected.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation earned during each of the last three fiscal years by the Company's Chief Executive
Officer and by the five most highly compensated executive officers ("named executive officers") during 2001.

                                                                            Long-Term Compensation
                                        Annual Compensation(1)                       Awards
                                 -----------------------------------     -----------------------------
Name and                                                Other Annual       Restricted      Securities     All Other
Principal                                       Bonus   Compensation          Stock        Underlying   Compensation
Position               Year      Salary($)     ($)(2)     ($) (3)        Award(s)($)(4)    Options(#)       ($)(5)
--------               ----      ---------     ------     -------        --------------    ----------       ------
Jon S. Saltzman       2001        310,969     100,000     14,944                   0         45,875            0
President, Chief      2000        300,000           0     11,197                   0              0        6,955
Executive Officer     1999        300,000           0     15,347                   0              0        5,000

Joseph F. Morris      2001        192,923      75,000     11,931                   0         19,600        7,064
Sr. Vice President,   2000         60,154      15,000          0              73,750         25,000            0
Chief Financial Officer
and Treasurer(6)

Thomas P. Bowie       2001        145,616      45,000     12,960                   0         14,745       13,068
Sr. Vice President,   2000        135,000           0      9,255                   0              0        2,100
Claims                1999        130,000           0          0             111,900              0            0

J. Ransley Lennon     2001        117,346      34,500          0                   0         11,305        4,539
Vice President,       2000        114,500           0          0                   0              0        4,015
Information           1999        100,000           0          0                   0              0        3,000
Technology

Garland P. Pezzuolo   2001        109,039      34,500          0                   0         11,305        3,121
Vice President,       2000        100,000           0          0                   0              0        3,000
Secretary and         1999         80,000           0          0                   0              0        2,400
General Counsel

John M. DiBiasi       2001        124,593           0      9,963                   0              0        2,604
(Former) Executive    2000        190,000           0      7,723                   0              0        5,307
Vice President(7)     1999        190,000           0     10,585                   0              0        5,000

____________
(1) Excludes certain perquisites and other amounts that, for any executive officer, did not exceed in the aggregate 10% of the total annual salary and bonus for such executive officer.
(2) For calendar years 1999 and 2000, any bonus awarded represents a bonus for the prior year's services. For calendar year 2001, any bonus awarded represents a bonus for that calendar year, granted as of January 2, 2002.
(3)      Includes amounts paid as taxes on vesting restricted stock.
(4) Represents restricted stock awards granted to Mr. Bowie (10,000 shares) and Mr. Morris (10,000 shares), which vest ratably over 5 years (unless there is a "change in control" in which event the shares vest immediately), and on which dividends are paid.

                                       6


(5) Represents employer contributions to the Company's 401(k) Savings Plan, the Company's payment of premiums towards life insurance for the benefit of a personal, named beneficiary of the executive officer.
(6)    Mr. Morris commenced employment with the Company in September 2000.
(7)    Mr. DiBiasi left the Company in August 2001.

Option/SAR Grants

     As part of 2001 bonuses (see "Report of the Compensation and Stock Option Committee" below), grants of non-qualified stock options were issued in January of 2002, as follows: (1) Jon S. Saltzman, 45,875; (2) Thomas P. Bowie, 14,745;
(3) Joseph F. Morris, 19,600; (4) J. Ransley Lennon, 11,305; and, (5) Garland P. Pezzuolo, 11,305. These options vest ratably over 5 years and are exercisable for 10 years. The Company does not currently have (and has not previously had) any plan pursuant to which any stock appreciation rights ("SARs") may be granted.

                       Options Earned in 2001 (Paid 2002)

                     Number of
                     Securities
                     Underlying        % of                                                        Present Value
                     Options           Total Options        Exercise            Expiration         on Date of
Name                 Granted           Granted              Price               Date               Grant(1)
----                 -------           -------              -----               ----               --------

Jon S. Saltzman          45,875            25%              $10.95              1/2/2012            $109,903
Joseph F. Morris         19,600            11                10.95              1/2/2012              46,956
Thomas P. Bowie          14,745             8                10.95              1/2/2012              35,325
J.Ransley Lennon         11,305             6                10.95              1/2/2012              27,083
Garland P. Pezzuolo      11,305             6                10.95              1/2/2012              27,083

____________
(1) The present value of each stock option grant was estimated using the Black-Scholes option pricing model. The model assumes the following: expected annual dividend rate of 2.0%, expected life of options of 10 years, risk-free interest rate of 2.0%, and expected stock price volatility of 22%. The Company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of a stock option. Therefore, there is no assurance that the value realized by an executive, if any, will be at or near the value indicated by the Black-Scholes model.

Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

     The following table sets forth information relating to options exercised during 2001 by the Company's Chief Executive Officer and those named executive officers in possession of options, as well as the number and value of such options held on December 31, 2001, and granted in January 2002. The Company does not currently have (and has not previously had) any plan pursuant to which any stock appreciation rights ("SARs") may be granted.

                       Aggregated Option Exercises in 2001
                     and Option Values at December 31, 2001

                                                             Number of Securities
                                                                  Underlying
                                                                  Unexercised                Value of Unexercised
                           Shares                                 Options at               In-the-Money Options at
                          Acquired                            Dec. 31, 2001(#)(1)             Dec. 31, 2001($)(2)
                             on               Value       ---------------------------    ------------------------------
Name                    Exercise (#)      Realized ($)    Exercisable   Unexercisable    Exercisable      Unexercisable
----                    ------------      ------------    -----------   -------------    -----------      -------------

Jon S. Saltzman               0                 0           45,000          45,875        $204,750               0
Joseph F. Morris              0                 0            5,000          39,600          15,875               0
Thomas P. Bowie               0                 0                0          14,745               0               0
J. Ransley Lennon             0                 0           12,750          11,305          58,013         $63,500
Garland P. Pezzuolo           0                 0                0          11,305               0               0
John M. DiBiasi          22,500           $76,500                0               0               0               0

____________

(1) Includes awards of non-qualified stock options earned as 2001 bonuses and paid in 2002.
(2) Total value of unexercised options is based upon the difference between the last sales price of the Company's Common Stock on the New York Stock Exchange as of December 31, 2001 and the exercise price of the options, multiplied by the number of option shares.


              REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     The Compensation and Stock Option Committee (the "Committee") consists of Dr. Porat (Chairman) and Messrs. Ellman and Simon, all of whom are non-employees of the Company. The Compensation Committee is charged generally with the review and development of compensation practices regarding the Company's key employees (relative to salary, bonus and longer-term incentives) and all other employees (relative to bonuses and/or longer-term incentives). The Compensation Committee bases its compensation recommendations upon information derived from multiple sources including company personnel, outside compensation consultants, industry surveys and recommendations of management. The Committee believes that consideration of these diverse sources of information helps to create a balanced and appropriate compensation program.

     The Committee has established an overall compensation program to attract, retain and motivate executive officers and employees and to enhance their incentive to perform at the highest levels and contribute significantly to the Company's success. Generally, a combination of salary, bonuses (comprised of Company non-qualified stock options, cash and/or restricted stock) and/or longer-term incentives (non-qualified stock options and/or restricted stock awards) is paid as compensation to the Company's executives and employees. In establishing executive compensation, the Committee considers various factors including the personal performance of the executive officer, the attainment of certain financial goals and the need to attract, retain and motivate superior management. In 2001, the Company retained an outside compensation consultant to revisit the Company's compensation program.

I.   Base Salaries
     -------------

The Compensation Committee does not actively participate in setting general employee salaries. In determining appropriate compensation levels for its executive officers, however, the Committee conducted a review of compensation data of companies in a peer group deemed appropriate by the Committee. Peer group companies for purposes of establishing compensation levels were not necessarily the same companies as those included in the performance graph utilized to evaluate the performance of the Company's stock.

In line with advice received from outside compensation consultants, the Committee generally sets its competitive salaries for executive officer positions in the range between the median level and the 75th percentile of those companies it surveys. The base salaries of executive officers were initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent.

Mr. Jon Saltzman's compensation was determined by the Committee in light of the factors set forth above. His total compensation was compared with compensation packages within the industry. In determining Mr. Saltzman's base salary in 2001, the Committee evaluated his personal and Company performance on both a qualitative and quantitative level.

II.  Bonuses and Longer-Term Incentives
     ----------------------------------

Generally, bonuses and longer-term incentives, awarded to either executives or employees, are determined pursuant to three (3) compensation plans.

A.   1993 Stock Incentive Plan
     -------------------------

     Under the Company's 1993 Stock Incentive Plan, as amended and restated, non-qualified stock options and restricted shares may be granted to, among others, executive officers and employees of the Company. The size of any stock option or restricted share award is based on Company performance, the individual's responsibilities and position with the Company, as well as on the individual's present outstanding vested and unvested options. Options are designed to recognize employee performance and to align the interests of employees with those of the Company's shareholders. The Company's 1993 Stock Incentive Plan was designed to provide incentive for the enhancement of shareholder value, as the full benefit of stock option grants will not be realized unless there is appreciation in per share values. In this regard, options have been and will be granted with exercise prices equal to the fair market value of the Company's common stock on the date of grant and will generally become exercisable in equal installments over a period of five years, unless there is a "change in control" in which event the vesting and exercise periods accelerate.

     In 2001, John Smith (the Company's newly retained Vice President and Controller) received a grant of 10,000 non-qualified stock options. But for employee bonuses, discussed below, no other grants of non-qualified stock options or awards of restricted stock were issued to any employee in 2001.

B.   Key Employee Incentive Plan
     ---------------------------

     The Company's Key Employee Incentive Compensation Plan currently applies to approximately twenty (20) key employees and is designed as an incentive to encourage these employees to excel in their performance individually and collectively to the benefit of stockholders and the Company. The Plan is simple and predictable, yet provides significant overall monetary incentives. Under this Plan, cash and/or non-qualified stock options may be awarded. The principal performance criterion is GAAP underwriting income (loss) before taxes. If Company goals are achieved, a certain amount of cash and/or non-qualified stock options are awarded. A portion of the cash bonus may also be awarded at the discretion of the CEO, and is based, in part, on achievement of individual performance goals.

     In 2001, key employees could have received as a bonus a combination of cash and non-qualified stock options if established Company and individual goals were achieved in 2000. No bonuses were awarded to key employees in 2001 for Company and individual performance in 2000. In 2002, key employees could have received as a bonus: cash at the President's discretion; and non-qualified stock options if established Company goals were achieved. The

President awarded cash bonuses in his discretion, and non-qualified stock options were granted as Company goals were achieved in 2001.

     After consideration of the outside compensation consultant's report, the Committee has proposed as a bonus for 2002 (payable 2003) the award of a designated sum of cash only to each eligible key employee, assuming the established Company GAAP underwriting income before taxes is achieved. The Committee has removed non-qualified stock options from the bonus pool, having determined that non-qualified stock options should be a longer-term incentive designed to recognize current and encourage future performance, rather than as part of any bonus for past performance. In future years, the Company anticipates awarding such options pursuant to the 1993 Stock Incentive Plan; and the Board, at its annual meeting in May, shall vote on the Committee's recommendation to this effect.

C.   Employee Bonus Plan
     -------------------

     While the Committee is not charged with establishing salaries and any cash bonuses awarded to employees, the Committee is responsible for establishing employee bonuses to the extent that any such bonus includes non-qualified stock options or restricted stock awards. In 1999, the Committee implemented an Employee Bonus Plan, which is based on the 1993 Stock Incentive Plan, as amended and restated. Under this Plan, employees may be awarded non-qualified stock options as part of a bonus for a given year based on Company and/or individual performance. The Committee is charged with establishing parameters for employee bonuses, if any, under this Plan. In 2002, the Committee, with approval of the Board, authorized the award of a designated number of non-qualified stock options to eligible employees of the Company based on Company and individual performance (as determined by management) in 2001. The Company awarded a total of 27,750 non-qualified stock options to employees under this Plan in 2002. As with the 2002 Key Employee Incentive Plan, the Committee has removed from consideration the award of any non-qualified stock options as part of any bonus to employees for 2002 (payable 2003).

In addition to the compensation awarded pursuant to the above-referenced plans, and as a longer-term incentive designed to retain top quality management, the Committee, after consultation with its outside compensation consultant, is contemplating entering into "change in control" agreements with certain of the key executive officers.

The Internal Revenue Code provides that publicly held corporations may not deduct, for federal income tax purposes, non-performance based compensation for its chief executive officer and certain other executive officers to the extent that such compensation exceeds $1 million for the executive. The Committee intends to take such actions as are appropriate to qualify compensation paid to executives for deductibility under the Internal Revenue Code. In this regard, base salary and bonus levels are expected to remain below the $1 million limitation in the foreseeable future; and the "change in control" agreements contain limits to ensure deductibility of those payments. Options granted under the Company's 1993 Stock Incentive Plan are designed to constitute performance-based compensation, which would not be included in calculating compensation for purposes of the $1 million limitation.


                                         Compensation and Stock Option Committee

                                         M. Moshe Porat (Chairman)
                                         Charles Ellman
                                         Paul Simon

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are Dr. Porat and Messrs. Ellman and Simon, all non-employee directors of the Company. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Compensation of Directors

     The Company pays to each of its non-employee directors an annual retainer of $15,000 and $5,000 for serving on committees, including chairing one committee. An additional $500 is paid for each special meeting. The Company pays all out-of-pocket expenses incurred by the Directors for attending meetings.

     Pursuant to the Company's amended and restated 1993 Stock Incentive Plan, an option grant of 3,000 shares of the Company's common stock is made to each non-employee director on the date of the first annual meeting of shareholders at which such person is elected to the Board of Directors, and thereafter on the date of each annual meeting of shareholders at which such person is reelected to the Board of Directors. Such options become exercisable on the first anniversary of the date of grant at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board has adopted a written charter setting out the audit related functions the Committee is to perform. A copy of that charter is attached to this annual Proxy Statement in Appendix A.

     The Directors who serve on the Committee are all "independent" for purposes of the New York Stock Exchange listing standards, i.e. the Board of Directors has determined that no one has a relationship to the Company that may interfere with their independence from the Company and its management.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the aforementioned audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under the Statement on Auditing Standards No. 61 (Communication with Audit Committee). The Committee has received from and discussed with Ernst & Young LLP the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) relating to that firm's independence from the Company. The Committee has also discussed with Ernst & Young any matters required to be discussed and has considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two (2) meetings during fiscal year 2001.

     Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to oversee these processes. Although at least one member of the Committee has financial expertise, the members of the Audit Committee are not experts in the fields of practice of auditing or accounting, including in respect of auditor independence. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company's financial statements. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States or that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                             STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the New York Stock Exchange and the Standard and Poor's Insurance Composite for the period December 31, 1996 through December 31, 2001, assuming an initial investment of $100 and that dividends are reinvested annually.

                                    [GRAPH OMITTED]


                    ---------------------------------------------------------
                                                         S&P Insurance
                        PNG Stock           NYSE           Composite
                    ---------------------------------------------------------
      12/31/96              100.00            100.00           100.00
      12/31/97              195.28            138.12           153.06
      12/31/98               88.19            164.03           159.48
      12/31/99               77.35            182.34           166.53
      12/31/00               78.05            187.53           233.55
      12/31/01              109.95            171.39           203.76

                              CERTAIN TRANSACTIONS

Headquarters Lease

     The Company's headquarters in Hatboro, Pennsylvania are occupied pursuant to a lease, effective July 1, 2000, between Mr. Irvin Saltzman, Chairman of the Board of Directors, as landlord, and the Company. The lease is for a term of five years and the Company has one five-year renewal option thereafter. The current rent is $357,247 per year, based on a price of $15.25 per square foot. Included in the square footage charge is the Company's share of costs for insurance, real estate taxes, housekeeping, HVAC, energy management, snow removal/landscaping, utilities, pest control, transformer maintenance, bathroom maintenance, plant maintenance, phone/voice mail system maintenance and smoke/fire monitoring. The Company is required to pay its pro rata share of all increases in the base year of taxes, fees, assessments and expenses on the entire office facility. As of March 28, 2002, there was no pro rata share charge. Management believes that the amount being paid by the Company under the lease represents a fair market value annual rental charge.

Affiliated Insurance Entities

     Several of Penn Independent's wholly-owned subsidiaries are insurance agencies (the "Agencies") that write business with Penn-America. During the year ended December 31, 2001, the business written by the Agencies for Penn-America represented 3.95% ($3,888,000) of the business of Penn-America. Total commissions paid to such Agencies were $857,000. Balances receivable from the Agencies was $454,000 as of December 31, 2001. One of the subsidiaries, Delaware Valley Underwriting Association, Inc., wrote 2.74% ($2,695,000) of the business of Penn-America; and Mr. E. Anthony Saltzman, Sr. Vice President and Manager of that company, is currently a Director of the Company. Penn-America believes that its arrangements with the Agencies are on terms no more favorable than they would otherwise be if the Agencies were unaffiliated third parties.

Executive Loans

     In 2000, and again in 2001, the Board of Directors of Penn-America and the Company authorized Penn-America to issue to certain executives loans towards the purchase of the Company's common stock. Under the terms of the loans, the executives are required to repay principal, brokerage commissions, transaction costs and interest, calculated semi-annually, within five (5) years from the date of the loan. On default, the Company has recourse against the defaulting executive. No executive officer entered into any loan(s) with Penn-America in 2001 in excess of $60,000.

     To date, the Company has entered into loans with the Company's Chief Executive Officer and those named officers listed on page 6, as follows:

Name                        Total Loan Amount         Number of Shares Acquired
----                        -----------------         -------------------------

Jon S. Saltzman                  $359,072                      47,500
Thomas P. Bowie                    46,139                       5,000
Joseph F. Morris                   55,845                       6,000
J.Ransley Lennon                   97,943                      11,000
Garland P. Pezzuolo                35,511                       4,000
John M. DiBiasi(1)                 26,657                       5,250
                                 --------                      ------
Total:                           $621,167                      78,750
____________
(1) On Mr. DiBiasi's departure from the Company, he satisfied, in full, repayment of his loan and sold all shares associated therewith.

Agreements with Penn Independent Corporation

     Penn-America receives services from executives (including Mr. Irvin Saltzman), staff and administrative personnel of Penn Independent, including services in connection with Penn-America's investment portfolio and human resource administration and related services. As discussed previously, Penn-America has historically been charged a portion of the amounts paid by Penn Independent for services such as insurance, telecommunications, postage and office supplies. In 2001, Penn-America was charged $212,000 for such services, the majority of which represented payments for the services of Penn Independent personnel for executive, human resource administration, investment advisory (Mr. Irvin Saltzman) and other related support services.

The Company believes that the terms of those certain transactions described above are at least as favorable as those that might have been obtained from unaffiliated third parties.

                           INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Board of Directors has selected representatives from Ernst and Young LLP as its auditors for calendar year 2002. Representatives of Ernst and Young LLP, as auditors for December 31, 2001, are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Fees for fiscal year 2001 were as follows: annual audit fee, $85,600; fees for audit-related services, $-0-; and fees for all other non-audit (including actuarial) services, $73,500.

                                  OTHER MATTERS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the reports received by it, and written representations received from the Reporting Persons, the Company believes that all filings required to be made by the Reporting Persons for the period January 1, 2001 through December 31, 2001 were made on a timely basis.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2003 must be received by the Company at its principal office in Hatboro, Pennsylvania, no later than December 31, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the meeting.

                           ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SEC FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS, AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT. THIS REPORT IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.PENN-AMERICA.COM.

                                   Appendix A
                                   ----------

                    MISSION STATEMENT OF THE AUDIT COMMITTEE
                           OF PENN-AMERICA GROUP, INC.

     Effective May 19, 1999, as amended May 17, 2000, February 28, 2001, and February 13, 2002, the Audit Committee of the Board of Directors of Penn-America Group, Inc., formally adopts the following statement:

I.   Structure:
     ----------

It is hereby agreed that the Audit Committee of the Board of Directors of Penn-America Group, Inc., shall consist of at least three independent outside (i.e., non-employee) directors:

     1. Who have no relationship to the Company that will interfere with the exercise of independent judgment;

     2. Who are financially literate, as interpreted by the Company's Board of Directors in its business judgment; and,

     3. At least one such independent, outside director shall have accounting or related financial management expertise, as interpreted by the Company's Board of Directors in its business judgment.

II.  General Responsibilities:
     -------------------------

The Audit Committee hereby agrees to:

     1. Recommend the selection of the independent auditor for approval by the Board of Directors, approve the compensation of the independent auditor and review and approve the discharge of the independent auditor.

     2. Arrange for the independent auditor to be available to the full Board of Directors at least annually to help provide a basis for the Board to appoint an auditor.

     3. Assure the independence of the independent auditor by, among other things, having the independent auditor submit on a periodic basis to the Audit Committee a formal written statement addressing the auditor's independence. The Audit Committee shall engage in dialogue with the outside auditor with respect to any matter that might impact the objectivity or independence of the outside auditor.

     4. Instruct the independent auditor that the Audit Committee, as the Board of Directors' representative, is the auditor's client.

     5. Provide an open avenue of communication between the independent auditor and the Board of Directors.

     6.   Meet as  often  as is  required.  The  Committee  may ask  members  of
          management  or  others  to  attend  meetings  and  provide   pertinent
          information as necessary.

     7. Review with the independent auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

     8. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     9. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor. 10. Review and update this Committee Charter annually.

     11. Review periodically with general counsel legal and regulatory matters that may have a material impact on Penn-America Group, Inc.'s and related entities' financial statements, compliance policies and programs.

     12.  Conduct  or  authorize  investigations  into any  matters  within  the
          Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

III. Specific Duties:
     ----------------

The Audit Committee further agrees to:

     1.   Consider and review with the independent auditor:

          (a)  The adequacy of Penn-America  Group, Inc.'s and related entities'
               internal  controls  including  computerized   information  system
               controls and security.

          (b) Related findings and recommendations of the independent auditor together with management's responses.

     2.   Consider and review with management and the independent auditor:

          (a) Significant findings during the year, including the Status of Previous Audit Recommendations.

          (b) Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information. Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

     3. Report periodically to the Board of Directors on significant results of the forgoing activities.

     4. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to Penn-America Group, Inc. and related entities.

     5. Provide that financial management and the independent auditor discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by Penn-America Group, Inc.

     6. Inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by Penn-America Group, Inc.

     7. Discuss on a timely basis with the auditor their review of the Company's quarterly financial information and the results thereof.

     8. Inquire as to the auditor's views about whether management's choices of accounting principles are common practices or in the minority.

     9. Determine as regards to new transactions or events, management's reasoning for the appropriateness of the accounting principles and disclosure practices, and seek the advice of the auditors, if appropriate.

     10. Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

     11. Assure that the auditor's reasoning is described in accepting or questioning significant estimates by management.

     12. Review with management and the independent auditor the results of annual audits and related comments in consultation with committees as deemed appropriate including:

          (a)  The independent auditor's audit of Penn-America Group, Inc.'s and
               related  entities'  annual  financial  statements,   accompanying
               footnotes and its report thereon.

          (b) Any significant changes required in the independent auditor's audit plans.

          (c) Any difficulties or disputes with management encountered during the course of the audit.

          (d) Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

The Audit Committee is responsible for the duties set forth above, but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                            o FOLD AND DETACH HERE o

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF PENN-AMERICA GROUP, INC.

The undersigned, a holder of Common Stock of PENN-AMERICA GROUP, INC., hereby constitutes and appoints JON S. SALTZMAN and GARLAND P. PEZZUOLO, and each of them acting individually, as the proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 15, 2002 at 10:00 a.m. at 420 S. York Road, Hatboro, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present.

This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF PENN-AMERICA GROUP, INC. SEE REVERSE SIDE. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

                            o FOLD AND DETACH HERE o

Unless otherwise specified, the shares will be voted "FOR" the election of all nine nominees for director and "FOR" the other proposal set forth below.

[ x ]  Please mark your vote                  FOR          WITHHELD
       as in this example.                  [     ]        [     ]

1.   Election of Directors (nominees as listed) Nominees:
     Irvin Saltzman, Jon S. Saltzman, Charles Ellman, Robert
     A. Lear, Jami Saltzman-Levy, Martin P. Sheffield, M.
     Moshe Porat, E. Anthony Saltzman and Paul Simon

     For, except vote withheld from the following nominee(s): ___________________________________________

2. To vote on such other business which may properly come before the meeting.

               Dated _____________________________________ , 2002
               Signature _______________________________________
               Signature _______________________________________

               NOTE: Please sign this Proxy as name(s)
               appear(s) in address. When signing as
               attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. When stock is issued in the name of two or more persons, all such persons should sign.